UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2015

Cleveland BioLabs, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32954	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

72 High Street Buffalo, NY	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 849-6810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Cleveland BioLabs, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain information as an update to the information provided in the Company’s previous periodic filings with the Securities and Exchange Commission (the “SEC”) in order to reflect recent business developments. Updated risk factors and a summary description of the Company’s business are attached hereto as Exhibit 99.1, and are incorporated herein by reference. This Current Report on Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 and the Company’s Current Reports on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Document Description

99.1	Updated risk factors and a summary description of the Company’s business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEVELAND BIOLAB, INC.

By:	/s/ Yakov Kogan
Name: Yakov Kogan
Title: Chief Executive Officer

Date: February 4, 2015

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Updated risk factors and a summary description of the Company’s business.